UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
______________
FORM 8-K
______________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 3, 2016
______________
PROVIDENCE AND WORCESTER RAILROAD COMPANY
(Exact name of registrant as specified in its charter)
______________
Rhode Island
(State or other jurisdiction of incorporation)

0-16704	05-0344399
(Commission File Number)	(IRS Employer Identification Number)
75 Hammond Street, Worcester, Massachusetts 01610
 (Address of principal executive offices)
(508) 755-4000
 (Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Solicitation material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 8.01 Other Events

As previously disclosed, on August 12, 2016, Providence and Worcester Railroad Company (the "Company") entered into a Merger Agreement (the "Merger Agreement") with Genesee & Wyoming Inc. ("G&W") and Pullman Acquisition Sub Inc. ("Merger Sub"), pursuant to which, upon the terms and subject to the conditions of the Merger Agreement, Merger Sub will merge with and into the Company (the "Merger") with the Company surviving the Merger as a wholly owned subsidiary of G&W. The Company is supplementing its disclosure regarding the Merger in connection with litigation brought by purported shareholders of the Company. Nothing in this Current Report on Form 8-K shall be deemed an admission of the legal necessity or materiality under applicable laws of any of the disclosures set forth herein. The Company and the other named defendants continue to deny any wrongdoing alleged in the litigation.
On or about September 21, 2016, the Company and its directors were served with two lawsuits brought in the Rhode Island Superior Court for Providence County (David Spring, et al. v. Robert H. Eder, et al., Case No. PB-2016-4455 (R.I. Super.) and George P. Assad, Jr. v. Providence and Worcester Railroad Company, et al., Case No. PB-2016-4442 (R.I. Super.)) challenging the Merger.  On September 26, 2016, a third lawsuit was brought in the Rhode Island Superior Court for Providence County by Michael John Kenny (Michael John Kenney v. Providence and Worcester Railroad Company, et al., Case No. PB-2016-4497 (R.I. Super.)) also challenging the proposed sale of the Company to G&W.  On September 30, 2016, a fourth lawsuit was brought in the Rhode Island Superior Court for Providence County by John R. Bartlett (John R. Bartlett v. Robert H. Eder, et al., Case No. PB-2016-4591 (R.I. Super.)) also challenging the proposed sale of the Company to G&W.  The purported class actions allege that the Company's board of directors breached its fiduciary duties to the Company's shareholders by failing to maximize shareholder value in approving the Merger Agreement and that the Company and G&W and Merger Sub aided and abetted this alleged breach of fiduciary duty.
The Company strongly believes that its disclosures in the proxy statement dated September 19, 2016 and mailed to shareholders on or about September 21, 2016 (the "proxy statement") are appropriate and adequate under applicable law and, along with the other defendants, has vigorously denied and continues to vigorously deny all of the allegations in the purported class actions. Nevertheless, in order to reduce the risk of incurring significant legal expenses in defending the litigation, the Company has decided to make available to its shareholders certain additional information in connection with the Merger and other transactions contemplated by the Merger Agreement.
ADDITIONAL DISCLOSURES
The disclosures below should be read in conjunction with the proxy statement, which should be read in its entirety. To the extent that information herein differs from or updates information contained in the proxy statement, the information contained herein supersedes the information contained in the proxy statement. Defined terms used but not otherwise defined herein have the meanings set forth in the proxy statement.
Background of the Merger
The following information supplements the discussion in the second full paragraph on page 27 of the proxy statement, concerning the meeting Messrs. Eder and Rogers had with Party A in the fourth quarter of 2015 to discuss joint commercial opportunities.
The meeting had been requested by Party A. Since the meeting was requested by Party A to discuss joint commercial opportunities, which discussions were within the scope of Mr. Eder's responsibilities as Chief Executive Officer, Mr. Eder neither sought, nor obtained authorization to discuss a potential transaction involving the Company. The meeting involved discussions of ordinary course commercial opportunities. There was no discussion of pricing, value or the terms of any other transaction involving the Company at this meeting.

The following information supplements the discussion in the second full paragraph on page 27 of the proxy statement, concerning the subcommittee established to interview potential investment bankers that would represent the Company in possible negotiations with Party A and assist the Board in evaluating additional strategic options for the realization of shareholder value.
Director James C. Garvey was initially appointed to the subcommittee but, due to an accident resulting in a broken leg, was unable to participate in the interview process.  These directors were selected to serve on the subcommittee because of their banking and investment backgrounds and financial expertise (described in the Company's proxy statement for the 2016 annual shareholders meeting).  The subcommittee, along with P. Scott Conti (the Company's President), Daniel T. Noreck (the Company's Chief Financial Officer) and the Company's outside legal counsel, interviewed four investment banking firms, including Greene Holcomb & Fisher LLC (the business of which was subsequently acquired by BMO Capital Markets Corp. and which we refer to as "GHF" prior to such acquisition and "BMO" thereafter). The four firms were selected on the basis of their experience in the rail sector and their interest in providing financial advisory services to the Company. The interviews took place on January 20 and 21, 2016. Once the subcommittee completed the task for which it was formed, it was disbanded.  Messrs. Barrett and Anderson were each paid a total of $1,000 in meeting fees (the minimum Board meeting fee of $500 for each day of interviews) for their service on the subcommittee.
The following information supplements the discussion in the third paragraph on page 27 of the proxy statement, concerning the Transaction Committee established for the purpose of assisting in the supervision and oversight of the process on the full Board's behalf and making a recommendation to the full Board.
Messrs. Barrett, Anderson and Garvey were selected to serve on the Transaction Committee because of their banking and investment backgrounds and financial expertise (described in the Company's proxy statement for the 2016 annual shareholders meeting).  Messrs. Barrett, Anderson and Garvey were each paid $750 for each meeting of the Transaction Committee, which met 11 times from March through August 12, 2016.
The following information supplements the discussion in the first full paragraph on page 28 of the proxy statement, concerning the March 22-23, 2016 meeting with Party A.
The meeting was held to continue the discussion regarding possible joint commercial opportunities.  At the end of the meeting, Mr. Noreck informed Party A that the Company had retained GHF as its financial adviser.
The following information supplements the discussion in the second full paragraph on page 28 of the proxy statement, concerning the March 24, 2016 meeting of the Transaction Committee.
Per the direction of the Board, representatives of GHF, in consultation with Company management, discussed potential buyers.  Potential buyers included railroad companies and financial buyers that GHF identified as having an interest or focus on railroads or infrastructure.

The following information supplements the discussion in the second full paragraph on page 29 of the proxy statement, concerning the nine IOIs received by the Company.
The IOIs indicated the total enterprise value or per share price and, with varying degrees of specificity, the bidder's planned sources of financing, due diligence requirements, expected approvals necessary to complete a transaction and, in some cases, assumptions regarding change of control payments, but did not contain any other definitive terms.

The following information supplements the discussion in the fourth full paragraph on page 29 of the proxy statement, concerning Party C's approach to the Company.

Party C had not been initially contacted by representatives of GHF because it was not in the railroad business or actively involved as a strategic or financial acquirer of railroads. The confidentiality agreement signed by Party C, like those signed by the other potential bidders, did not contain any "standstill," "don't ask, don't waive" or similar provision.

The following information supplements the discussion in the last bullet on page 29 of the proxy statement, concerning G&W's initial LOI submitted on July 21, 2016.
The CVR entitled the Company's shareholders to any net proceeds in excess of $6 million realized on the disposition of the South Quay property during the five years following the closing.  G&W valued the CVR based on an assumed sale at a valuation equal to the current $12.5 million book value of the South Quay property.
The following information supplements the discussion in the third full paragraph on page 30 of the proxy statement, concerning the revised offers of Party D and Party E.
Party E indicated that it wished to discuss a joint proposal with Party F and, for the purpose of encouraging a higher offer from Party E, the members of the Transaction Committee consented to those discussions via an email exchange.  Party E did not provide any reason for withdrawing its revised proposal.
The following information supplements the discussion in the fourth paragraph beginning on page 31 of the proxy statement, concerning Party B's decision not to increase its price.
Party B did not request time to conduct additional due diligence.
Opinion of the Company's Financial Advisor
The following information supplements the information in the table following the first paragraph under the heading "Selected Publicly Traded Companies Analysis" on page 39 of the proxy statement to add information regarding EV/LTM EBITDA and EV/2016E EBITDA.
The selected companies and their respective EV to LTM EBITDA and EV to estimated calendar year 2016 EBITDA based on Street consensus (2016E EBITDA) ratios were as follows:

Selected Company	EV/LTM EBITDA	EV/2016E EBITDA
Canadian National Railway Company	11.3x	11.6x
Canadian Pacific Railway Limited	11.7x	11.2x
CSX Corporation	7.9x	8.0x
Genesee & Wyoming Inc.	10.2x	10.4x
Kansas City Southern	11.5x	11.3x
Norfolk Southern Corporation	8.9x	8.8x
Union Pacific Corporation	9.6x	9.8x

The following information supplements the discussion in the first paragraph on page 40 of the proxy statement, concerning implied per share equity value reference ranges.
The ranges for the selected company analyses were based on the high and low EV/LTM EBITDA and EV/2016E EBITDA ratios observed.

The following table replaces the table following the first paragraph under the heading "Analysis of Selected Precedent Transactions" on page 40 of the proxy statement, to add a column disclosing EV/LTM EBITDA information.
Selected Precedent Transactions

Announcement Date	Acquiror	Target	EV / LTM EBITDA
February 2015	Genesee & Wyoming Inc.	Freightliner Group	8.3x
July 2012	Genesee & Wyoming Inc.	RailAmerica, Inc.	9.9x
November 2009	Berkshire Hathaway Inc.	Burlington Northern Santa Fe Corporation	8.7x
January 2008	Canadian National Railway Company	EJ & E Railway, Co.	15.0x
August 2008	Genesee & Wyoming Inc.	Ohio Central Railway System	7.6x
September 2007	Canadian Pacific Railway Limited	Dakota, Minnesota & Eastern Railroad, Corp.	24.2x*
November 2006	Fortress Investment Group	RailAmerica, Inc.	11.6x
September 2005	RailAmerica, Inc.	Alcoa Railroad Operations	7.5x
May 2005	Genesee & Wyoming Inc.	Rail Management Corporation's rail operations	8.2x

*Includes $1.05 billion (representing 42.3% of total consideration) in future contingent payments.

The following information supplements the discussion in the first paragraph on page 41 of the proxy statement, concerning implied per share equity value reference range based upon selected precedent transactions.
The ranges for the selected precedent analyses were based on the high and low multiples observed for the selected precedent transactions.
The following information supplements the discussion in the paragraph under the heading "Discounted Cash Flow Analysis" on page 41 of the proxy statement.
The EBITDA multiples and weighted cost of capital percentages were derived from BMO's publicly traded company analysis described above under "Selected Publicly Traded Companies Analysis."
The following sentence replaces the first sentence of the first paragraph under the heading "Miscellaneous" on page 41 of the proxy statement, concerning BMO's fees.
In connection with BMO's services as the Company's financial advisor and as successor to the rights and obligations of GHF, the Company will pay BMO an aggregate fee of approximately $2.52 million, a portion of which was paid upon signing GHF's engagement letter with the Company and in three monthly installments thereafter, a portion of which was paid upon delivery of BMO's opinion, and the remainder and approximately 92% of which is payable upon consummation of the merger.

Projected Financial Information
The following table replaces the table entitled "Summary of the Projections" on page 43 of the proxy statement, to add information regarding projected EBITDA, EBIT, Depreciation & Amortization, Capital Expenditures and Increase in Net Working Capital as well as Terminal values.
Summary of the Projections
(dollars in millions)

	Projected Fiscal Year
	2016(a)	2017	2018	2019	2020	Terminal
Revenue	$18.1	$35.3	$37.3	$41.4	$43.6	$43.6
EBITDA	4.9	2.8	3.6	6.1	7.1	7.1
EBIT	3.2	(0.7)	0.3	3.1	4.3	4.0
Tax-Affected EBIT(b)	2.1	(0.5)	0.2	1.4	2.8	2.6
Plus: Depreciation & Amortization	1.7	3.5	3.2	3.0	2.8	3.1
Less: Capital Expenditures	(4.5)	(3.6)	(3.6)	(3.7)	(3.7)	(3.7)
Less: Increase in Net Working Capital	(1.0)	0	0	0	0	0
Unlevered Free Cash Flow(c)	(1.7)	(0.5)	(0.1)	1.4	1.9	2.0
(a)	Fiscal 2016 data represents only third and fourth quarter 2016 financial information. Costs related to the merger were not included in fiscal 2016 third and fourth quarter financial information.
(b)	Tax-Affected EBIT represents Earnings before interest and income taxes ("EBIT") less cash taxes calculated by multiplying 35% marginal tax rate by EBIT after adding back items which are not tax deductible such as non-deductible amortization. EBIT is a non-GAAP measure consisting of net income plus interest expense and provision for income taxes.
(c)	Unlevered Free Cash Flow represents Tax-Affected EBIT plus depreciation and amortization and minus capital expenditures and any increase in net working capital. Capital expenditures for fiscal years 2017-2020 have been normalized at 83.6% of depreciation based on 2.5% inflation and a 15-year depreciation period.

Interests of Directors and Executive Officers in the Merger

The following information supplements the discussion under the heading "Interests of Directors and Executive Officers in the Merger" on page 44 of the proxy statement.
Other than the arrangements discussed in this proxy statement, none of our executive officers has entered into any agreement with G&W regarding employment with, or compensation from, or equity participation or reinvestment in, the surviving corporation or G&W on a going-forward basis following the completion of the merger. However, G&W (or its representatives) and some or all of our executive officers may have discussions from time to time with respect to such arrangements.

The following information supplements the discussion in the paragraph entitled "Supplemental Employment Agreements" on page 45 of the proxy statement.
The Compensation Committee approved the Supplemental Employment Agreements for Messrs. Conti and Rennick at a meeting held on July 27, 2016, conditioned upon the Company entering into a definitive agreement for a change in control transaction.  The purpose of the Supplemental Employment Agreements is to procure the individual's eligibility under the Railroad Retirement Act for a pension based upon 30 years of service in the case of Mr. Conti, and based upon 5 years of service for Mr. Rennick, in the event the executive's full-time employment with the Company was terminated subsequent to the sale of the Company. In approving the Supplemental Employment Agreements, the Compensation Committee considered the facts that there had been no discussions with any of the potential buyers regarding the continued employment of any officer of the Company, that the two executives were less than two years (in the case of Mr. Conti) and one year (in the case of Mr. Rennick) of achieving such eligibility, that the maximum cost to the Company would total less than $6,000 and that in the past the Company had entered into similar agreements with former executives.

Additional Information and Where to Find It

In connection with the proposed transaction the Company has filed relevant documents with the Securities and Exchange Commission (the "SEC"), including a proxy statement on Schedule 14A. The Company mailed the definitive proxy statement and proxy card to each shareholder entitled to vote at the special meeting relating to the transaction (which mailing was first made on or about September 21, 2016). Shareholders of the Company are urged to read the proxy statement and any other relevant documents (including any amendments or supplements thereto) because they contain important information. You may obtain a free copy of the definitive proxy statement, as well as other filings containing information about the Company at the SEC's website (http://www.sec.gov) or at the Company's website (http://www.pwrr.com) or by writing to the Providence and Worcester Railroad Company, 75 Hammond Street, Worcester, Ma. 01610, Attn:  Charles D. Rennick, General Counsel.

Participant Information

The Company and its directors and executive officers are participants in the solicitation of proxies from the Company's shareholders with respect to the proposed transaction. Information about the Company's directors and executive officers and their ownership of the Company's common stock is set forth in the Company's proxy statement on Schedule 14A filed with the SEC on March 21, 2016. To the extent that holdings of the Company's securities have changed since the amounts printed in the Company's proxy statement, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Information regarding the identity of the participants and their direct or indirect interests in the transaction, by security holdings or otherwise, is set forth in the proxy statement regarding the proposed transaction.

Forward-Looking Statements
This Form 8-K contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 with respect to the proposed transaction, including benefits of the transaction, and the anticipated timing of the transaction. These forward-looking statements generally are identified by the words "believe", "project", "expect", "anticipate", "estimate", "future", "strategy" , "opportunity", "plan", "may", "should", "will", "would", "will be", "will continue", "will likely result", and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties.
Many factors could cause actual future events to differ materially from the forward-looking statements in this press release, including but not limited to:
•	the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect the Company's business and the price of the Company's common stock,

•
the failure to satisfy the conditions to the consummation of the transaction, including the approval of the Merger Agreement by the shareholders of the Company and the receipt of certain governmental and regulatory approvals,

•	the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement,
•	the effect of the announcement or pendency of the transaction on the Company's business relationships, operating results and business generally,
•	risks that the proposed transaction disrupts current plans and operations of the Company and potential difficulties in Company employee retention as a result of the transaction,
•	risks related to diverting management's attention from the Company's ongoing business operations, and
•	the outcome of any legal proceedings that may be instituted against the Company related to the Merger Agreement or the transaction.
In addition please refer to the documents that the Company files with the SEC on Forms 10-K, 10-Q and 8-K. These filings identify and address other important risks and uncertainties that could cause events and results to differ materially from those contained in the forward-looking statements set forth in this Form 8-K. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements and the Company assumes no obligation, and does not intend, to update or revise these forward-looking statements, whether as result of new information, future events, or otherwise.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROVIDENCE AND WORCESTER RAILROAD COMPANY

By: /s/ Charles D. Rennick
Charles D. Rennick
Secretary and General Counsel
Date:  October 3, 2016